Exhibit 10.2

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 12, 2017, is made by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (“WFS”), WORLD FUEL SERVICES EUROPE, LTD., a corporation organized and existing under the laws of the United Kingdom (“WFS Europe”), and WORLD FUEL SERVICES (SINGAPORE) PTE LTD, a corporation organized and existing under the laws of the Republic of Singapore (“WFS Singapore”, and together with WFS and WFS Europe, each a “Borrower” and collectively the “Borrowers”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders generally (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., SINGAPORE BRANCH (“Bank of America Singapore”), in its capacity as administrative agent for the Singapore Term Loan Facility (in such capacity, the “Singapore Agent”), and each of the Lenders under the Fourth Amended Credit Agreement (defined below) (collectively, the “Lenders”) signatory hereto. Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement, as defined below after giving effect to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C-BA Issuer, and the Lenders have entered into that Fourth Amended and Restated Credit Agreement dated as of October 10, 2013 (as amended by that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of January 30, 2015, that certain Amendment No. 2 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of October 16, 2016, and as further amended, supplemented, restated or otherwise modified prior to the date hereof, the “Fourth Amended Credit Agreement”; references herein to the “Credit Agreement” shall mean the Fourth Amended Credit Agreement after giving effect to this Amendment);

WHEREAS, the Guarantors and the Administrative Agent entered into that Fourth Amended and Restated Guaranty Agreement dated as of October 10, 2013, pursuant to which the Guarantors agreed to guarantee payment of the Obligations;

WHEREAS, the Borrowers have requested that the Lenders make certain amendments to the Fourth Amended Credit Agreement, as set forth herein;

WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Fourth Amended Credit Agreement. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Fourth Amended Credit Agreement is amended as follows:
(a)    Section 1.08 is amended and restated in its entirety to read as follows:
1.08    Adjustments for Acquisitions and Material Dispositions.
For each period of four fiscal quarters ending following the date of any Acquisition or any Material Disposition consummated after the Closing Date, for purposes of determining the Consolidated Total Leverage Ratio, the Consolidated Senior Leverage Ratio and Consolidated Interest Coverage Ratio, the consolidated results of operations of WFS and its Restricted Subsidiaries shall include the results of operations of the Person or assets subject to such Acquisition or exclude the results of operations of the Person or assets subject to such Material Disposition, as the case may be, on a historical pro forma basis to the extent information in sufficient detail concerning such historical results of such Person or assets is reasonably available, and which amounts shall include only adjustments reasonably satisfactory to Administrative Agent and shall not include any synergies resulting from such Acquisition or adjustments resulting from such Material Disposition other than those permitted pursuant to Regulation S-X of the SEC
(b)    The definition of “Material Acquisition” is deleted in its entirety and all references in the Credit Agreement to such term shall be deemed to refer to “Acquisition”.
2.Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Fourth Amended Credit Agreement herein provided shall be effective as of March 31, 2017 (the “Amendment Effective Date”), upon to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, each Guarantor, the Administrative Agent and the Required Lenders; and

(b)    any fees and expenses payable to the Administrative Agent (unless waived by the Administrative Agent), (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.Consent and Confirmation of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Collateral Documents to which such Guarantor is a party and the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments

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contemplated hereby) and the enforceability of such Collateral Documents and the Guaranty against such Guarantor in accordance with their respective terms.
4.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
a.The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
b.The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guaranty as a Guarantor;
c.This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
d.No Default or Event of Default has occurred and is continuing.
(a)    Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

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5.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

GUARANTORS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

DOMESTIC SUBSIDIARIES:

ADVANCE PETROLEUM, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ALTA FUELS, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ALTA TRANSPORTATION, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ASCENT AVIATION GROUP, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

ASSOCIATED PETROLEUM PRODUCTS, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

BASEOPS INTERNATIONAL, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

COLT INTERNATIONAL, L.L.C.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

KROPP HOLDINGS, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

MULTI SERVICE TECHNOLOGY SOLUTIONS, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

PAPCO, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

THE HILLER GROUP INCORPORATED

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WESTERN PETROLEUM COMPANY

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

WORLD FUEL SERVICES COMPANY, LLC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES CORPORATE AVIATION SUPPORT SERVICES, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

WORLD FUEL SERVICES, INC.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Sr. Vice President and Treasurer

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

FOREIGN SUBSIDIARIES:

FALMOUTH PETROLEUM LIMITED

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

GIB OIL (UK) LIMITED

By: /s/ Christopher J. White
Name: Christopher J. White
Title: Director

HENTY OIL LIMITED

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

KINECT ENERGY AS

By: /s/ Christopher J. White
Name: Christopher J. White
Title: Director

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

KINECT ENERGY GREEN SERVICES AS

By: /s/ Christopher J. White
Name: Christopher J. White
Title: Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

By: /s/ Michael J. Crosby
Name: Michael J. Crosby
Title: Director

MS EUROPE B.V.

By: Multi Service Holding B.V., its Managing Director

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Managing Director

NORDIC CAMP SUPPLY APS

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director

NORDIC CAMP SUPPLY B.V.

By: /s/ Edwin Kuiper
Name: Edwin Kuiper
Title: Managing Director

TOBRAS DISTRIBUIDORA DE COMBUSTÍVEIS LTDA.

By: /s/ Abel da Silva Leitao
Name: Abel da Silva Leitao
Title: Director

TRAMP OIL (BRASIL) LTDA.

By: /s/ Marcio da Silva de Minezes
Name: Marcio da Silva de Minezes
Title: Manager

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

WFL (UK) LIMITED

By: /s/ Christopher J. White
Name: Christopher J. White
Title: Director

WORLD FUEL SERVICES CANADA, ULC

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Director and Treasurer

WORLD FUEL SERVICES MÉXICO, S. DE R.L. DE C.V.

By: /s/ Adrienne B. Bolan
Name: Adrienne B. Bolan
Title: Attorney-in-fact

WORLD FUEL SERVICES TRADING DMCC

By: /s/ Riyan Qirbi
Name: Riyan Qirbi
Title: General Manager & Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Denise Jones
Name: Denise Jones
Title: Assistant Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., SINGAPORE BRANCH, as Singapore Agent

By: /s/ Wynnie Lam
Name: Wynnie Lam
Title: Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Revolving Lender, Domestic Term Loan Lender, Swing Line Lender and L/C-BA Issuer

By: /s/ Tony Keranov
Name: Tony Keranov
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Revolving Lender, Domestic Term Loan Lender and L/C-BA Issuer

By: /s/ Peter Hart
Name: Peter Hart
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

HONGKONG & SHANGHAI BANKING CORPORATION LIMITED, SINGAPORE, as a Singapore Term Loan Lender

By: /s/ Steven Cramell
Name: Steven Cramell
Title: Managing Director and Head of Commercial Banking

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

TD BANK, N.A., as a Revolving Lender and
Domestic Term Loan Lender

By: /s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Gregory Roll
Name: Gregory Roll
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Revolving Lender and
Domestic Term Loan Lender

By: /s/ Millie Schild
Name: Millie Schild
Title: Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A. SINGAPORE BRANCH, as a Singapore Term Loan Lender

By: /s/ Millie Schild
Name: Millie Schild
Title: Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ John Horst
Name: John Horst
Title: Executive Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Donna DiMagistri
Name: Donna DiMagistri
Title:     Authorized Signatory

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Domestic Term Loan Lender

By:/s/ Krutesh Trivedi
Name: Krutesh Trivedi
Title: Vice Presdient

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, Cayman Islands Branch, as a Revolving Lender

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title:     Authorized Signatory

By: /s/ Lee Baerlocher
Name: Lee Baerlocher
Title:     Authorized Signatory

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ David Miller
Name: David Miller
Title: Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

STANDARD CHARTERED BANK, as a Revolving Lender

By: /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

BANKUNITED N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Charles. J. Klenk
Name: Charles. J. Klenk
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Alfred J. Bacci
Name: Alfred J. Bacci
Title: Managing Director

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Gerald F. Finney, Jr.
Name Gerald F. Finney, Jr.
Title:     Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

BARCLAYS BANK PLC, as a Revolving Lender

By: /s/ Louise Brechin
Name: Louise Brechin
Title: Director

EXECUTED IN NEW YORK

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

ISRAEL DISCOUNT BANK OF NEW YORK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Christopher Meade
Name: Christopher Meade
Title: Vice President

By: /s/ Alexander Birr
Name: Alexander Birr
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jonathan Hart
Name: Jonathan Hart
Title: Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Jonathan James
Name: Jonathan James
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

CITIZENS BANK OF PENNSYLVANIA, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Victor Notaro
Name: Victor Notaro
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

CAPITAL BANK CORPORATION, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Frank Parrella
Name: Frank Parrella
Title: Commercial Credit Executive

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

RAYMOND JAMES BANK, N.A., as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Michael Pelletier
Name: Michael Pelletier
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

SYNOVUS BANK, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Michael Sawiki
Name: Michael Sawiki
Title: Director, Corporate Banking

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page

STIFEL BANK & TRUST, as a Revolving Lender and Domestic Term Loan Lender

By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

World Fuel Services Corporation
Amendment No. 3 to Fourth Amended and Restated Credit Agreement
Signature Page